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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2002

MB FINANCIAL, INC.
(Exact name of Registrant as specified in its Charter)

Maryland (State or other jurisdiction of incorporation)	0-24566-01 (Commission File No.)	36-4460265 (IRS Employer Identification No.)
801 West Madison Street, Chicago, Illinois (Address of principal executive offices)		60607 (Zip Code)

Registrant's telephone number, including area code: (773) 645-7866

N/A
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

Forward-Looking Statements

        When used in this Current Report on Form 8-K and in other filings by MB Financial, Inc. (the "Company") with the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company's future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

        Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the merger with MidCity Financial Corporation might not be realized within the expected time frame; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management's estimate of the adequacy of the allowance for loan losses; (4) changes in management's valuation of the Company's interest only receivables; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and the Company's net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) the Company's ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (9) the Company's ability to access cost-effective funding; (10) changes in financial markets and general economic conditions; (11) new legislation or regulatory changes; and (12) changes in accounting principles, policies or guidelines.

        The Company not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

        Set forth below is material prepared for presentation at the Company's 2002 Annual Meeting of Stockholders.

Annual Meeting
of Stockholders

May 15, 2002

Annual Meeting
of Stockholders

Introduction

E.M. Bakwin, Chairman

Annual Meeting
of Stockholders

Introduction

Mitchell Feiger, President & CEO

Meeting Agenda

  •
  Stockholder voting

  •
  Election of directors

  •
  Approval of amendment to the Company's Omnibus Incentive Plan

  •
  Presentation

  •
  Open discussion

  •
  Announcement of election results

Stockholder Voting

Election of Directors

  •
  Burton J. Field

  •
  Lawrence E. Gilford

  •
  Patrick Henry

  •
  Richard J. Holmstrom

  •
  Clarence Mann

  •
  Kenneth A. Skopec

Omnibus Incentive Plan
Amendment

Increase from 1,000,000 to 2,500,000 the total number of shares of Company common stock that may be utilized for awards under the Omnibus Incentive Plan

Presentation

Forward Looking Statements

        When used in this document or other public shareholder communications, in filings with the Securities and Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to the Company's future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

        Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings and synergies from the recently completed merger of MB Financial and MidCity Financial with the Company might not be realized within the expected time frame; (2) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs; (3) changes in management's estimate of the adequacy of the allowance for loan losses; (4) changes in management's valuation of the Company's interest only receivables; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and the Company's net interest margin; (7) the impact of repricing and competitors' pricing initiatives on loan and deposit products; (8) the Company's ability to adapt successfully to technological changes to meet customers' needs and developments in the market place; (9) the Company's ability to access cost-effective funding; (10) changes in financial markets and general economic conditions; (11) new legislation or regulatory changes; and (12) changes in accounting principles, policies or guidelines.

        The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Presentation

  •
  Where we were

  •
  Where we are

  •
  The future

Where were we one year ago?

March 2001
Banks	6
Branches	38
Assets (billions)	$3.3
EPS—quarter	$0.41
EPS—year (TTM)	$1.53
Return on equity	10.54%
Stock price (per share)	$17.25
Market capitalization (million)	$304.7

Where were we one year ago?

  •
  Mid-City National Bank of Chicago

  •
  First National Bank of Morton Grove

  •
  Manufacturers Bank

  •
  First National Bank of Elmhurst

  •
  First Savings and Loan of South Holland

  •
  Abrams Centre National Bank

  •
  Union Bank and Trust Company

Where were we one year ago?

Tag Lines

  •
  Big enough to serve you. Small enough to know you.

  •
  We'll get it done!

Where were we one year ago?

Deposit Market Share—Cook County, IL
As of June 30, 2001

Rank	Institution	Type	Branch Count	Deposits ($000)	Market Share (%)
1	Bank One Corp. (IL)	Bank	149	29,459,185	20.60
2	ABN AMRO North America Inc. (IL)	Bank	129	23,122,409	16.17
3	Bank of Montreal	Bank	88	11,749,691	8.22
4	Northern Trust Corp. (IL)	Bank	10	8,129,114	5.68
5	Citigroup Inc. (NY)	Bank	44	6,616,199	4.63
6	Charter One Financial (OH)	Bank	70	5,062,990	3.54
7	Fifth Third Bancorp (OH)	Bank	33	2,971,746	2.08
8	Bank of America Corp. (NC)	Bank	2	2,585,777	1.81
9	Corus Bankshares Inc. (IL)	Bank	14	2,242,604	1.57
10	MAF Bancorp Inc. (IL)	Thrift	19	2,186,312	1.53
11	FBOP Corp. (IL)	Bank	21	1,821,970	1.27
12	Taylor Capital Group, Inc. (IL)	Bank	13	1,737,297	1.21
13	TCF Financial Corp. (MN)	Bank	114	1,733,149	1.21
14	U.S. Bancorp (MN)	Bank	31	1,384,577	0.97
15	MB Financial Inc. (IL)	Bank	16	1,291,945	0.90
16	First Midwest Bancorp Inc. (IL)	Bank	18	1,178,829	0.82
17	Parkway Bancorp, Inc. (IL)	Bank	15	1,110,173	0.78
18	MidCity Financial Corp. (IL)	Bank	18	1,098,336	0.77
19	Hershenhorn Bancorp., Inc. (IL)	Bank	2	1,095,991	0.77
20	Popular Inc. (PR)	Bank	20	1,066,624	0.75

Source: SNL Datasource 3.0 as of April 4, 2001.

Where are we today?

	March 2001	March 2002
Banks	6	3
Branches	38	41	*
Assets (billions)	$3.3	$3.7	*
EPS—quarter	$0.41	$0.58
EPS—year (TTM)	$1.53	$1.77
Return on equity	10.54%	14.03%
Stock price (per share)	$17.25	$29.95
Market capitalization (million)	$304.7	$526.0

*
Includes First Lincolnwood Corp.

Where are we today?

March 2002
Loans	+11.6%
Deposits	+8.3%
Fee income (exluding security gains)	+40.9%
Non-interest expense	+1.3%

Where are we today?

experience. the difference

Where are we today?

Deposit Market Share—Cook County, IL
As of June 30, 2001

Rank	Institution	Type	Branch Count	Deposits ($000)	Market Share (%)
1	Bank One Corp. (IL)	Bank	149	29,459,185	20.60
2	ABN AMRO North America Inc. (IL)	Bank	129	23,122,409	16.17
3	Bank of Montreal	Bank	88	11,749,691	8.22
4	Northern Trust Corp. (IL)	Bank	10	8,129,114	5.68
5	Citigroup Inc. (NY)	Bank	44	6,616,199	4.63
6	Charter One Financial (OH)	Bank	70	5,062,990	3.54
7	Fifth Third Bancorp (OH)	Bank	33	2,971,746	2.08
8	Bank of America Corp. (NC)	Bank	2	2,585,777	1.81
9	MB Financial Inc. (IL)	Bank	34	2,574,281	1.80
10	Corus Bankshares Inc. (IL)	Bank	14	2,242,604	1.57
11	MAF Bancorp Inc. (IL)	Thrift	19	2,186,312	1.53
12	FBOP Corp. (IL)	Bank	21	1,821,970	1.27
13	Taylor Capital Group, Inc. (IL)	Bank	13	1,737,297	1.21
14	TCF Financial Corp. (MN)	Bank	114	1,733,149	1.21
15	U.S. Bancorp (MN)	Bank	31	1,384,577	0.97
16	First Midwest Bancorp Inc. (IL)	Bank	18	1,178,829	0.82
17	Parkway Bancorp, Inc. (IL)	Bank	15	1,110,173	0.78
18	Hershenhorn Bancorp., Inc. (IL)	Bank	2	1,095,991	0.77
19	Popular Inc. (PR)	Bank	20	1,066,624	0.75
20	Metropolitan Bank Group, Inc. (IL)	Bank	40	1,003,340	0.70

Note: MBFI statistics include First National Bank of Lincolnwood.

But we are even more...

  •
  Commercial Banking

  •
  Retail Banking

  •
  Wealth Management

  •
  Lease Banking/Leasing

Commercial Banking

  •
  Mid-market business financing

  •
  Cash management

  •
  Real estate investor, construction, developer financing

  •
  Long-term health care financing

  •
  Korean banking

Retail Banking

  •
  Consumer and small business deposit services

  •
  Consumer and small business credit services

Chicago area map

Oklahoma City area map

Dallas area map

Wealth Management

  •
  Trust and fiduciary services

  •
  Asset management

  •
  Custody services

  •
  Investment services

  •
  Starker exchange trusts

  •
  Land trust

  •
  Guardianship

  •
  Retirement plan services

  •
  Insurance services

Lease Banking/Leasing

  •
  Complete banking services for equipment lessors located throughout the country

  •
  Portfolio of owned equipment leased to others

The future?

  •
  Continue to grow all four business lines

  •
  Continue to grow company with focus of growth in the Chicago metropolitan area

  •
  Be the premier middle market bank

  •
  Build on our past successes

MBFI Stock Price

MBFI Stock Price
Compared to Nasdaq and Nasdaq Bank Index

MBFI Stock Price
Compared to Nasdaq and Nasdaq Bank Index

Open Discussion

Announcement of
Election Results

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MB FINANCIAL, INC.
Date:	May 15, 2002	By:	/s/ JILL E. YORK
Jill E. York, Vice President and Chief Financial Officer

QuickLinks

  Item 9. Regulation FD Disclosure
Annual Meeting of Stockholders May 15, 2002
Annual Meeting of Stockholders Introduction E.M. Bakwin, Chairman
Annual Meeting of Stockholders Introduction Mitchell Feiger, President & CEO
Meeting Agenda
Stockholder Voting
Election of Directors
Omnibus Incentive Plan Amendment
Presentation
Forward Looking Statements
Presentation
Where were we one year ago?
Tag Lines
Deposit Market Share—Cook County, IL As of June 30, 2001
Deposit Market Share—Cook County, IL As of June 30, 2001
But we are even more...
Commercial Banking
Retail Banking
Chicago area map
Oklahoma City area map
Dallas area map
Wealth Management
Lease Banking/Leasing
The future?
MBFI Stock Price
MBFI Stock Price Compared to Nasdaq and Nasdaq Bank Index
MBFI Stock Price Compared to Nasdaq and Nasdaq Bank Index
Open Discussion
Announcement of Election Results
SIGNATURES